United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-2383

                        AllianceBernstein Bond Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


        [LOGO] ALLIANCEBERNSTEIN(SM)
               Investment Research and Management

        AllianceBernstein Bond Fund
        Corporate Bond Portfolio

--------------------------------------------------------------------------------

Corporate Fixed Income                         Annual Report--September 30, 2003

--------------------------------------------------------------------------------

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

November 12, 2003

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Corporate Bond Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2003.

Investment Objectives and Policies

The primary objective of this open-end fund is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. While the Portfolio invests primarily in investment-grade debt securities (currently 65%), it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Portfolio performed over the past six- and 12-month periods ended September 30, 2003. For comparison, we have included the Lehman Brothers (LB) Long BAA U.S. Credit Index, a measure of the performance of a basket of unmanaged corporate debt securities. We have also included the performance for the Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average"), the average performance of a group of corporate bond funds with similar objectives to the Portfolio.

INVESTMENT RESULTS*
Periods Ended September 30, 2003

                                                          ---------------------
                                                                Returns
                                                          ---------------------
                                                          6 Months    12 Months
-------------------------------------------------------------------------------
AllianceBernstein Bond Fund Corporate Bond Portfolio
     Class A                                                 7.89%       21.12%
-------------------------------------------------------------------------------
     Class B                                                 7.45%       20.22%
-------------------------------------------------------------------------------
     Class C                                                 7.45%       20.22%
-------------------------------------------------------------------------------
Lehman Brothers Long BAA U.S. Credit Index                   9.39%       20.88%
-------------------------------------------------------------------------------
Lipper Corporate Debt BBB-Rated Funds Average                4.49%        9.91%
-------------------------------------------------------------------------------

* The Portfolio's investment results are returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of September 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and


--------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 1 have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended September 30, 2003, the Lipper Average consisted of 184 and 175 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernstein Bond Fund Corporate Bond Portfolio.

      Additional investment results appear on page 6.

For the 12-month period ended September 30, 2003, the Portfolio's Class A shares outperformed the benchmark, the LB Long BAA U.S. Credit Index, and significantly outperformed the Lipper Average. The Portfolio's holdings of high yield debt were the primary reason for the relative outperformance versus the investment grade only indices. The high yield market significantly outperformed investment grade corporates during the annual period, as high yield positions in the Portfolio averaged between 20%-25%. Additionally, the Portfolio's overweight position in investment grade cable/media, finance/banking and utilities industries also contributed positively to performance. Another positive contributor to performance was the Portfolio's holdings of long Russia paper, held throughout most of the first half of the year. This credit outperformed most investment grade and high yield issues.

For the six-month period ended September 30, 2003, the Portfolio modestly underperformed the LB Long BAA U.S. Credit Index and outperformed the Lipper Average. The Portfolio's underperformance relative to the benchmark is attributable to its shorter duration strategy in the second quarter in an environment of declining interest rates. The Portfolio's duration positioning remains comparable to our estimates of the Lipper BBB universe.

Market Review and Investment Strategy

Increasing evidence of positive economic growth led to continued outperformance for the credit sectors, particularly lower-rated debt. Reflecting the continued improvement in corporate fundamentals year-to-date, the ratio of credit-rating downgrades continued to fall, and spreads continued to narrow versus Treasuries. Year-to-date, the corporate spread compressed 73 basis points from 184 to 111 against like duration Treasuries, according to the LB Corporate Index. Top industry performers within the investment grade credit market for the annual period included media/cable and telecommunications, while underperformers included consumer non-cyclicals, such as tobacco, supermarkets and food/beverage. Lower-rated BBB corporate securities, which returned 15.53%, significantly outpaced higher A-rated corporates and AAA-rated corporates, which returned 9.24% and 4.92%, respectively. Lower-rated credit has outperformed, benefiting from greater sensitivity to improving credit fundamentals. As risk aversion abated, the high yield sector rebounded strongly during the annual


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO period, returning 23.10%, as measured by the Credit Suisse First Boston High Yield Index. Similar to investment grade corporates, the telecommunication, media, utility and technology sectors outperformed within the high yield market.

During the period under review, we increased the Portfolio's allocation to high yield corporates in light of an improving economy, a decline in risk aversion and improving fundamentals. We added to the Portfolio's auto and broadcast/media sectors where we saw value. We also added a modest position of banking-sector preferred stock as well as BBB-rated Yankee bonds. Additionally, we have maintained an interest rate hedge using Treasury futures since the end of the first quarter to keep the Portfolio's duration risk at a moderate level, in line with our forecast. Duration now stands around 6.5 years, as opposed to 9.0 years at year-end 2002.


--------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 3

Performance Update
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
9/30/93 TO 9/30/03

AllianceBernstein Bond Fund Corporate Bond Portfolio Class A: $19,182

Lehman Brothers Long BAA U.S. Credit Index: $21,964

Lipper Corporate Debt BBB-Rated Funds Average: $18,722

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

          AllianceBernstein Bond        Lehman Brothers         Lipper Corporate
             Fund Corporate              Long BAA U.S.           Debt BBB-Rated
         Bond Portfolio Class A          Credit Index            Funds Average
--------------------------------------------------------------------------------
9/30/93         $10,000                     $10,000                $10,000
9/30/94           9,734                       9,327                  9,567
9/30/95          11,001                      11,485                 11,029
9/30/96          12,207                      11,948                 11,688
9/30/97          14,426                      13,663                 13,161
9/30/98          13,824                      15,157                 14,050
9/30/99          14,260                      14,663                 14,050
9/30/00          15,397                      15,345                 14,779
9/30/01          16,569                      17,141                 16,113
9/30/02          15,833                      18,170                 16,687
9/30/03          19,182                      21,964                 18,722


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Corporate Bond Portfolio Class A shares (from 9/30/93 to 9/30/03) as compared to the performance of an appropriate broad-based index and the Lipper Corporate Debt BBB-Rated Funds Average. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The unmanaged Lipper Corporate Debt BBB-Rated Funds Average reflects performance of 23 funds (based on the number of funds in the average from 9/30/93 to 9/30/03). These funds have generally similar investment objectives to AllianceBernstein Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing AllianceBernstein Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including
AllianceBernstein Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                               Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
September 30, 2003

INCEPTION DATES                        PORTFOLIO STATISTICS
Class A Shares                         Net Assets ($mil): $1,079.7
3/11/74
Class B Shares
1/8/93
Class C Shares
5/3/93

SECURITY TYPE

   9.1% Preferred Stock
   0.4% Yankee Bonds

CORPORATE

  12.7% Public Utilities-Electric
        & Gas
   8.7% Broadcasting/Media
   7.6% Automotive
   6.2% Cable
   6.1% Banking
   5.8% Paper/Packaging                 [PIE CHART OMITTED]
   5.0% Communications
   4.9% Financial
   3.9% Communications-Mobile
   3.8% Petroleum Products
   3.3% Insurance
   2.7% Building/Real Estate
   2.6% Energy
  15.9% Other

   1.3% Short-Term

All data as of September 30, 2003. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 2.5% weightings in Chemicals, Communications-Fixed, Containers, Electronics, Entertainment & Leisure, Food/Beverage, Gaming, Health Care, Hotel/Lodging, Industrial, Metals/Mining, Publishing, Retail, Services, Technology and Supermarket/Drug.

--------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 5

Investment Results
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2003

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                     1 Year          21.12%                    15.97%
                    5 Years           6.77%                     5.85%
                   10 Years           6.73%                     6.27%
                  SEC Yield*          5.17%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                     1 Year          20.22%                    17.22%
                    5 Years           5.99%                     5.99%
                   10 Years(a)        6.31%                     6.31%
                  SEC Yield*          4.69%

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                     1 Year          20.22%                    19.22%
                    5 Years           5.99%                     5.99%
                   10 Years           5.99%                     5.99%
                  SEC Yield*          4.70%

The Portfolio's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

* SEC Yields are based on SEC guidelines and are calculated on 30 days ended September 30, 2003.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2003

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-95.3%
Automotive-8.1%
Dana Corp.
   10.125%, 3/15/10 ...............................    $  2,769     $  3,108,203
Ford Motor Co.
   7.45%, 7/16/31 .................................      25,000       23,120,000
Ford Motor Credit Co.
   7.375%, 2/01/11 ................................      10,000       10,533,330
   7.875%, 6/15/10 ................................      10,000       10,856,640
General Motors Acceptance Corp.
   8.00%, 11/01/31 ................................      15,000       15,451,380
General Motors Corp.
   8.375%, 7/15/33 ................................      17,500       18,349,537
TRW Automotive
   9.375%, 2/15/13(a) .............................       3,325        3,757,250
   11.00%, 2/15/13(a) .............................       1,655        1,936,350
                                                                    ------------
                                                                      87,112,690
                                                                    ------------
Banking-6.5%
Great Western Financial Trust II
   8.206%, 2/01/27 ................................      24,456       28,108,064
Greenpoint Bank
   9.25%, 10/01/10 ................................       9,165       11,490,985
HVB Funding Trust III
   9.00%, 10/22/31(a) .............................       9,000       10,214,118
Mizuho JGB Investment
   9.87%, 6/30/08(a) ..............................      10,000       10,787,990
UFJ Finance Aruba AEC (Aruba)
   6.75%, 7/15/13 .................................       9,000        9,445,851
                                                                    ------------
                                                                      70,047,008
                                                                    ------------
Broadcasting/Media-9.3%
AOL Time Warner, Inc.
   7.625%, 4/15/31 ................................       5,000        5,704,475
British Sky Broadcasting Group Plc
   6.875%, 2/23/09 ................................      13,500       15,112,116
   8.20%, 7/15/09 .................................      10,090       11,988,353
Clear Channel Communications, Inc.
   5.75%, 1/15/13 .................................       3,500        3,722,166
News America Holdings
   9.25%, 2/01/13 .................................       5,000        6,552,490
News America, Inc.
   7.30%, 4/30/28(b) ..............................      25,000       28,221,350
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12 .................................       4,525        4,796,500
Time Warner, Inc.
   8.375%, 3/15/23(b) .............................      20,000       24,804,640
                                                                    ------------
                                                                     100,902,090
                                                                    ------------

--------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 7

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Building/Real Estate-2.9%
KB HOME
   7.75%, 2/01/10 .................................    $  2,775     $  2,941,500
LNR Property Corp.
   7.625%, 7/15/13(a) .............................       2,910        3,011,850
M.D.C. Holdings, Inc.
   5.50%, 5/15/13 .................................       5,000        5,008,935
   7.00%, 12/01/12 ................................       5,365        5,907,117
NVR, Inc.
   5.00%, 6/15/10 .................................      10,000        9,600,000
Pulte Homes, Inc.
   6.375%, 5/15/33 ................................       5,000        4,813,230
                                                                    ------------
                                                                      31,282,632
                                                                    ------------
Cable-6.6%
AT&T Broadband Corp.
   9.455%, 11/15/22(b) ............................      30,420       42,201,240
EchoStar DBS Corp.
   5.75%, 10/01/08(a) .............................       3,135        3,154,594
   6.375%, 10/01/11(a) ............................       1,865        1,874,325
   9.375%, 2/01/09 ................................      11,785       12,624,681
Insight Midwest LP
   9.75%, 10/01/09 ................................       2,000        2,025,000
Rogers Cable, Inc. (Canada)
   6.25%, 6/15/13 .................................       9,085        9,119,069
                                                                    ------------
                                                                      70,998,909
                                                                    ------------
Chemicals-1.2%
FMC Corp.
   10.25%, 11/01/09 ...............................       3,470        3,973,150
Huntsman International LLC
   9.875%, 3/01/09 ................................       6,000        6,330,000
Resolution Performance Products
   13.50%, 11/15/10 ...............................       2,524        2,271,600
                                                                    ------------
                                                                      12,574,750
                                                                    ------------
Communications-5.4%
AT&T Corp.
   8.50%, 11/15/31 ................................       2,000        2,376,218
Koninklijke KPN NV (Netherlands)
   8.00%, 10/01/10 ................................      15,000       18,160,575
Sprint Capital Corp.
   6.875%, 11/15/28 ...............................       4,445        4,349,970
   8.75%, 3/15/32(b) ..............................      23,000       27,425,315
TCI Communications Financing III
   9.65%, 3/31/27 .................................       5,000        5,931,250
                                                                    ------------
                                                                      58,243,328
                                                                    ------------


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Communications-Fixed-0.1%
Eircom Funding (Ireland)
   8.25%, 8/15/13(a) ..............................    $  1,340     $  1,447,200
                                                                    ------------

Communications-Mobile-4.1%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11 ................................       5,000        5,830,295
   8.125%, 5/01/12 ................................      11,500       13,680,389
Nextel Communications, Inc.
   9.375%, 11/15/09 ...............................      12,285       13,390,650
   9.95%, 2/15/08 .................................      11,050       11,671,562
                                                                    ------------
                                                                      44,572,896
                                                                    ------------
Containers-1.9%
Crown European Holdings, SA (France)
   9.50%, 3/01/11(a) ..............................       5,225        5,643,000
Greif Bros. Corp. Cl.A
   8.875%, 8/01/12 ................................       3,800        4,132,500
Sealed Air Corp.
   6.875%, 7/15/33(a) .............................      10,000       10,268,500
                                                                    ------------
                                                                      20,044,000
                                                                    ------------
Electronics-0.2%
L-3 Communications Corp.
   6.125%, 7/15/13 ................................       2,000        1,990,000
                                                                    ------------

Energy-2.8%
Devon Energy Corp.
   7.95%, 4/15/32 .................................      10,000       12,398,800
Hilcorp Energy
   10.50%, 9/01/10(a) .............................       2,000        2,135,000
Kerr-McGee Corp.
   7.875%, 9/15/31 ................................       5,000        5,891,375
Valero Energy Corp.
   7.50%, 4/15/32 .................................       9,000       10,053,324
                                                                    ------------
                                                                      30,478,499
                                                                    ------------
Entertainment & Leisure-1.1%
Six Flags, Inc.
   9.50%, 2/01/09 .................................       6,125        5,864,688
Universal City Development Partners
   11.75%, 4/01/10(a) .............................       5,055        5,712,150
                                                                    ------------
                                                                      11,576,838
                                                                    ------------
Financial-5.2%
Brascan Corp. (Canada)
   7.375%, 3/01/33 ................................       4,500        5,073,120
Cendant Corp.
   7.375%, 1/15/13 ................................      10,000       11,552,530
JSG Funding Plc (Ireland)
   9.625%, 10/01/12 ...............................       2,605        2,865,500


--------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 9

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

MBNA America Bank
   7.125%, 11/15/12 ...............................    $  5,000     $  5,744,780
Ohio National Financial Services, Inc.
   6.35%, 4/01/13(a) ..............................       5,000        5,229,905
Safeco Capital Trust I
   8.072%, 7/15/37 ................................      13,000       15,161,991
Transamerica Capital II
   7.65%, 12/01/26(a) .............................      10,000       11,036,630
                                                                    ------------
                                                                      56,664,456
                                                                    ------------
Food/Beverage-1.2%
Dole Food Co., Inc.
   8.875%, 3/15/11 ................................       2,170        2,321,900
Swift & Co. .
   10.125%, 10/01/09 ..............................       3,500        3,885,000
Tyson Foods, Inc.
   7.00%, 1/15/28 .................................       6,465        6,683,284
                                                                    ------------
                                                                      12,890,184
                                                                    ------------
Gaming-0.4%
Park Place Entertainment Corp.
   9.375%, 2/15/07 ................................       3,500        3,876,250
                                                                    ------------

Healthcare-1.7%
Concentra Operating Corp.
   13.00%, 8/15/09 ................................       2,390        2,664,850
HCA, Inc.
   6.25%, 2/15/13 .................................       4,000        4,063,348
   6.30%, 10/01/12 ................................       5,000        5,104,815
   6.75%, 7/15/13 .................................       6,000        6,313,026
                                                                    ------------
                                                                      18,146,039
                                                                    ------------
Hotel/Lodging-1.0%
Corrections Corp. of America
   9.875%, 5/01/09 ................................       1,155        1,302,263
Extended Stay America, Inc.
   9.875%, 6/15/11 ................................       6,250        6,929,687
Intrawest Corp.
   9.75%, 8/15/08 .................................       2,600        2,746,250
                                                                    ------------
                                                                      10,978,200
                                                                    ------------
Industrial-1.9%
CRH America, Inc.
   6.40%, 10/15/33 ................................       6,000        6,233,496
Flowserve Corp.
   12.25%, 8/15/10 ................................       1,173        1,360,680
SPX Corp.
   7.50%, 1/01/13 .................................       2,345        2,479,837
Tyco International Group, SA (Luxembourg)
   6.375%, 10/15/11 ...............................      10,000       10,362,500
                                                                    ------------
                                                                      20,436,513
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Insurance-3.5%
Crum & Forster
   10.375%, 6/15/13(a) ............................    $  1,935     $  2,113,988
Mangrove Bay PassThru Trust
   6.102%, 7/15/33(a) .............................      10,000        9,942,100
Nationwide Mutual Insurance Co.
   7.875%, 4/01/33(a) .............................       5,000        5,754,875
   8.25%, 12/01/31(a) .............................       5,000        5,978,795
Zurich Capital Trust I
   8.376%, 6/01/37(a) .............................      12,500       14,373,937
                                                                    ------------
                                                                      38,163,695
                                                                    ------------
Metals / Mining-0.5%
Inco, Ltd. (Canada)
   7.20%, 9/15/32 .................................       5,000        5,478,090
                                                                    ------------

Paper/Packaging-6.2%
Abitibi-Consolidated, Inc. (Canada)
   8.85%, 8/01/30 .................................       7,000        7,326,928
Anchor Glass Container Corp.
   11.00%, 2/15/13 ................................       2,510        2,823,750
Berry Plastics Corp.
   10.75%, 7/15/12 ................................       3,925        4,396,000
Georgia-Pacific Corp.
   9.375%, 2/01/13 ................................       2,500        2,803,125
Norske Skogindustrier ASA (Norway)
   7.625%, 10/15/11(a) ............................      10,000       11,254,120
Owens-Brockway Glass Container
   8.25%, 5/15/13 .................................       2,000        2,050,000
   8.875%, 2/15/09 ................................       7,660        8,196,200
Packaging Corp. of America
   5.75%, 8/01/13(a) ..............................       7,000        7,122,710
Plastipak Holdings, Inc.
   10.75%, 9/01/11 ................................       1,961        2,157,100
Pliant Corp.
   13.00%, 6/01/10 ................................       1,980        1,851,300
Smurfit-Stone Container Corp.
   8.25%, 10/01/12 ................................       4,205        4,415,250
Stone Container Corp.
   9.75%, 2/01/11 .................................       1,625        1,779,375
Weyerhaeuser Co.
   6.875%, 12/15/33 ...............................      10,000       10,609,250
                                                                    ------------
                                                                      66,785,108
                                                                    ------------
Petroleum Products-4.1%
Amerada Hess Corp.
   7.875%, 10/01/29 ...............................      10,000       11,417,100
CITGO Petroleum Corp.
   11.375%, 2/01/11(a) ............................       5,000        5,675,000


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 11

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Pemex Project Funding Master Trust
   7.375%, 12/15/14(a)(b) .........................    $ 10,000     $ 10,800,000
   8.625%, 2/01/22(a)(b) ..........................      10,000       11,200,000
PF Export Receivables Master Trust
   Series A
   6.436%, 6/01/15(a) .............................       4,873        4,849,728
                                                                    ------------
                                                                      43,941,828
                                                                    ------------
Public Utilities-Electric & Gas-13.6%
American Electric Power Co., Inc.
   Series C
   5.375%, 3/15/10 ................................       5,000        5,255,585
Calenergy Co., Inc.
   8.48%, 9/15/28 .................................      30,000       38,139,000
CenterPoint Energy Resources Corp.
   7.875%, 4/01/13(a) .............................      29,935       33,687,322
Consumers Energy Co.
   6.00%, 2/15/14(a) ..............................       9,000        9,384,858
Dominion Resources Capital Trust III
   8.40%, 1/15/31 .................................      29,000       35,529,263
FirstEnergy Corp.
   7.375%, 11/15/31 ...............................      11,455       11,768,409
FirstEnergy Corp. Series A
   5.50%, 11/15/06 ................................       1,570        1,632,879
Oncor Electric Delivery Co.
   7.00%, 9/01/22 .................................       5,000        5,491,605
PG&E Corp.
   6.875%, 7/15/08(a) .............................       1,335        1,408,425
SEMCO Energy, Inc.
   7.125%, 5/15/08(a) .............................         415          419,150
   7.75%, 5/15/13(a) ..............................       1,585        1,604,813
The AES Corp.
   8.75%, 5/15/13(a) ..............................         955        1,007,525
   9.00%, 5/15/15(a) ..............................       1,565        1,662,812
                                                                    ------------
                                                                     146,991,646
                                                                    ------------
Publishing-0.7%
Dex Media East LLC
   9.875%, 11/15/09 ...............................       4,000        4,550,000
Dex Media West LLC
   8.50%, 8/15/10(a) ..............................         585          639,113
   9.875%, 8/15/13(a) .............................       2,305        2,616,175
                                                                    ------------
                                                                       7,805,288
                                                                    ------------
Retail-1.7%
Sears Roebuck Acceptance Corp.
   7.00%, 6/01/32 .................................       9,500       10,463,889
Toys "R" Us, Inc.
   7.875%, 4/15/13 ................................       7,500        8,215,635
                                                                    ------------
                                                                      18,679,524
                                                                    ------------


--------------------------------------------------------------------------------
12 o  ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Services-1.6%
Allied Waste North America, Inc.
   10.00%, 8/01/09 .................................   $  6,500   $    7,076,875
Iron Mountain, Inc.
   8.625%, 4/01/13 .................................      5,000        5,350,000
Service Corp.
   6.00%, 12/15/05 .................................      2,500        2,525,000
   7.70%, 4/15/09 ..................................      2,500        2,568,750
                                                                  --------------
                                                                      17,520,625
                                                                  --------------
Supermarket/Drug-1.1%
Delhaize America, Inc.
   9.00%, 4/15/31 ..................................     10,555       11,795,212
                                                                  --------------

Technology-0.7%
Flextronics International, Ltd. (Singapore)
   6.50%, 5/15/13(a) ...............................      5,000        4,987,500
ON Semiconductor Corp.
   12.00%, 3/15/10 .................................      2,500        2,943,750
                                                                  --------------
                                                                       7,931,250
                                                                  --------------
Total Corporate Debt Obligations
   (cost $946,987,677) .............................               1,029,354,748
                                                                  --------------

PREFERRED STOCKS-9.7%
Banking-3.8%
BNY Capital V
   Series F ........................................    400,000       10,024,000
Equity Residential
   Series N ........................................    200,000        4,893,760
Lehman Brothers Holdings, Inc.
   Series F ........................................    400,000       10,540,000
Wachovia Corp.
   Series A ........................................    200,000        5,537,500
Wells Fargo Capital Trust VII ......................    399,500       10,299,629
                                                                  --------------
                                                                      41,294,889
                                                                  --------------
Communications-3.2%
Centaur Funding Corp. (Cayman Island)
   Series B(a) .....................................     28,280       34,172,704
                                                                  --------------

Financial-1.3%
Household Finance Corp. ............................    545,000       14,388,000
                                                                  --------------

Public Utilities-Electric & Gas-1.4%
Southern California Edison Co. .....................    155,000       15,180,312
                                                                  --------------

Total Preferred Stocks
   (cost $97,839,314) ..............................                 105,035,905
                                                                  --------------


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 13

Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

YANKEE BOND-0.5%
TPSA Finance BV (Netherlands)
   7.75%, 12/10/08(a)
   (cost $4,893,750) .......................   $        4,500   $     5,085,000
                                                                ---------------

SHORT-TERM INVESTMENTS-1.4%
Time Deposit-0.9%
State Street Euro Dollar
   0.50%, 10/01/03 .........................            9,600         9,600,000
                                                                ---------------

U.S. Treasury Bill-0.5%
U.S. Treasury Bill
   Zero coupon, 10/16/03(c) ................            5,000         4,998,167
                                                                ---------------

Total Short-Term Investments
   (amortized cost $14,598,167) ............                         14,598,167
                                                                ---------------

Total Investments Before Security
   Lending Collateral-106.9%
   (cost $1,064,318,908) ...................                      1,154,073,820
                                                                ---------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED*-12.5%
Short-Term Investments
CC USA Prime
   1.06%, 6/14/04 ..........................           25,000        24,998,750
Federal Home Loan Bank
   1.40%, 1/24/05 ..........................           15,000        15,000,000
Federal Home Loan Mortgage Corp.
   1.14%, 8/10/04 ..........................           25,000        25,000,000
Federal National Mortgage Association
   2.00%, 12/09/04 .........................           12,300        12,392,113
General Electric
   5.375%, 4/23/04 .........................            2,714         2,837,447
Gatham
   1.13%, 10/23/03 .........................           16,102        16,087,343
KFW International Finance
   7.625%, 2/15/04 .........................            9,500        10,161,370
                                                                ---------------
                                                                    106,477,023
                                                                ---------------
UBS Private Money Market Fund, LLC
   1.03% ...................................       28,617,201        28,617,201
                                                                ---------------

Total Investments of Cash Collateral for
   Securities Loaned
   (cost $135,094,224) .....................                        135,094,224
                                                                ---------------

Total Investments-119.4%
   (cost $1,199,413,132) ...................                      1,289,168,044
Other assets less liabilities-(19.4%) ......                       (209,485,229)
                                                                ---------------
Net Assets-100% ............................                    $ 1,079,682,815
                                                                ===============


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                     Value at
                      Number of     Expiration        Original     September 30,    Unrealized
      Type            Contracts        Month           Value           2003        Depreciation
=================   =============  =============   =============   =============   =============
U.S. Treasury
Note 5 Yr Futures       3,138      December 2003   $ 346,979,327   $ 355,763,063   $  (8,783,736)

REVERSE REPURCHASE AGREEMENTS (see Note D)

      Broker                         Interest Rate   Maturity         Amount
===================                  =============  ==========    =============
Deutsche Alex Brown                      1.15%       10/27/03      $30,314,434
Deutsche Bank                            1.30%       10/07/03       10,991,791
Deutsche Bank                            1.30%       12/31/03       11,674,074
Morgan Stanley                           1.41%       10/07/03       25,894,414
                                                                   -----------
                                                                   $78,874,713
                                                                   ===========

*     See Note E for securities lending information.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the aggregate market value of these securities amounted to $261,949,512 or 24.3% of net assets.

(b) Positions, or portions thereof, with an aggregate market value of $92,439,949 have been segregated to collateralize reverse repurchase agreements.

(c) Position with a market value of $4,998,167 has been segregated to collateralize margin requirements for the open futures contracts.

      See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 15

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2003

Assets
Investments in securities, at value
   (cost $1,199,413,132)--including investment of
   cash collateral for securities loaned of $135,094,224 ...............   $ 1,289,168,044(a)
Cash ...................................................................         1,540,360
Interest receivable ....................................................        20,213,419
Receivable for investment securities sold ..............................         6,514,985
Receivable for capital stock sold ......................................         5,396,024
                                                                           ---------------
Total assets ...........................................................     1,322,832,832
                                                                           ---------------
Liabilities
Payable for collateral on securities loaned ............................       135,094,224
Payable for reverse repurchase agreements ..............................        78,874,713
Payable for investment securities purchased ............................        14,819,110
Payable for capital stock redeemed .....................................         8,535,253
Payable for variation margin on futures contracts ......................         2,688,750
Dividends payable ......................................................         1,561,140
Distribution fee payable ...............................................           573,530
Advisory fee payable ...................................................           490,364
Accrued expenses .......................................................           512,933
                                                                           ---------------
Total liabilities ......................................................       243,150,017
                                                                           ---------------
Net Assets .............................................................   $ 1,079,682,815
                                                                           ===============
Composition of Net Assets
Capital stock, at par ..................................................   $        90,238
Additional paid-in capital .............................................     1,357,124,708
Distributions in excess of net investment income .......................        (2,349,426)
Accumulated net realized loss on investment
   transactions ........................................................      (356,153,881)
Net unrealized appreciation of investments .............................        80,971,176
                                                                           ---------------
                                                                           $ 1,079,682,815
                                                                           ---------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($535,317,666/44,723,144 shares of capital stock
   issued and outstanding) .............................................            $11.97
Sales charge--4.25% of public offering price ..........................                .53
                                                                                    ------
Maximum offering price .................................................            $12.50
                                                                                    ======
Class B Shares
Net asset value and offering price per share
   ($383,762,853/32,091,526 shares of capital stock
   issued and outstanding) .............................................            $11.96
                                                                                    ======
Class C Shares
Net asset value and offering price per share
   ($157,719,189/13,182,634 shares of capital stock
   issued and outstanding) .............................................            $11.96
                                                                                    ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($2,883,107/240,704 shares of capital stock
   issued and outstanding) .............................................            $11.98
                                                                                    ======


(a)   Includes securities on loan with a value of $130,856,571 (see Note E).

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                         Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                July 1, 2003
                                                     to            Year Ended
                                                September 30,       June 30,
                                                    2003*             2003
                                                =============     =============

Investment Income
Interest ....................................   $  18,826,092     $  85,957,808
Dividends ...................................       1,366,004         3,583,948
                                                -------------     -------------
                                                   20,192,096        89,541,756
Expenses
Advisory fee ................................       1,524,079         6,127,526
Distribution fee--Class A ...................         400,436         1,554,225
Distribution fee--Class B ...................         991,759         4,195,104
Distribution fee--Class C ...................         400,277         1,619,502
Transfer agency .............................         534,159         2,090,187
Printing ....................................          89,844           414,642
Custodian ...................................          72,804           258,504
Audit and legal .............................          47,140            72,429
Administrative ..............................          31,250           125,000
Registration fees ...........................          28,026            89,002
Directors' fees .............................           4,428            19,728
Miscellaneous ...............................           5,642            64,085
                                                -------------     -------------
Total expenses before interest ..............       4,129,844        16,629,934
Interest expense ............................         146,424           327,763
                                                -------------     -------------
Total expenses ..............................       4,276,268        16,957,697
Less: expense offset arrangement
   (see Note B) .............................             (55)           (1,897)
                                                -------------     -------------
Net expenses ................................       4,276,213        16,955,800
                                                -------------     -------------
Net investment income .......................      15,915,883        72,585,956
                                                -------------     -------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions ..................      11,742,824       (38,974,852)
   Futures ..................................      13,086,684       (12,430,731)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................     (22,266,754)      179,649,612
   Futures ..................................      (9,526,583)          742,847
                                                -------------     -------------
Net gain (loss) on investment
   transactions .............................      (6,963,829)      128,986,876
                                                -------------     -------------
Net Increase in Net Assets
   from Operations ..........................   $   8,952,054     $ 201,572,832
                                                =============     =============

*     The Portfolio changed its fiscal year end from June 30 to September 30.

      See notes to financial statements.

--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 17

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                          July 1, 2003
                                               to              Year Ended         Year Ended
                                          September 30,         June 30,           June 30,
                                              2003*               2003               2002
                                         ===============     ===============    ===============
Increase (Decrease) in Net Assets
  from Operations
Net investment income ................   $    15,915,883     $    72,585,956    $    94,617,332
Net realized gain (loss) on investment
  transactions .......................        24,829,508         (51,405,583)      (115,606,822)
Net change in unrealized
  appreciation/depreciation
  of investments .....................       (31,793,337)        180,392,459        (54,000,835)
                                         ---------------     ---------------    ---------------
Net increase (decrease) in net assets
  from operations ....................         8,952,054         201,572,832        (74,990,325)
Dividends and Distributions to
  Shareholders from
Net investment income
  Class A ............................        (8,307,900)        (35,897,785)       (43,343,570)
  Class B ............................        (5,467,237)        (26,405,194)       (37,442,989)
  Class C ............................        (2,207,358)        (10,193,042)       (13,830,773)
  Advisor Class ......................           (40,918)            (69,827)                -0-
Distributions in excess of
  net investment income
  Class A ............................                -0-                 -0-          (277,384)
  Class B ............................                -0-                 -0-          (239,622)
  Class C ............................                -0-                 -0-           (88,514)
  Advisor Class ......................                -0-                 -0-                -0-
Tax return of capital
  Class A ............................                -0-         (1,251,077)        (1,954,848)
  Class B ............................                -0-           (920,250)        (1,688,725)
  Class C ............................                -0-           (355,239)          (623,785)
  Advisor Class ......................                -0-             (2,434)                -0-
Capital Stock Transactions
Net increase (decrease) ..............       (57,741,250)       (140,779,501)       107,857,059
                                         ---------------     ---------------    ---------------
Total decrease .......................       (64,812,609)        (14,301,517)       (66,623,476)
Net Assets
Beginning of period ..................     1,144,495,424       1,158,796,941      1,225,420,417
                                         ---------------     ---------------    ---------------
End of period ........................   $ 1,079,682,815     $ 1,144,495,424    $ 1,158,796,941
                                         ===============     ===============    ===============

*     The Portfolio changed its fiscal year end from June 30 to September 30.

      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Corporate Bond Portfolio. The Corporate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 19

Notes to Financial Statements
--------------------------------------------------------------------------------

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change of Fiscal Year End

The Portfolio changed its fiscal year end from June 30 to September 30. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from July 1, 2003 to September 30, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $31,250 and $125,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser, respectively, for the period ended September 30, 2003 and the year ended June 30, 2003.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $311,288 and $1,366,013, respectively, for the period ended September 30, 2003 and the year ended June 30, 2003.

For the period ended September 30, 2003 and the year ended June 30, 2003, the Portfolio's expenses were reduced by $55 and $1,897, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $8,003 and $29,192 from the sales of Class A shares and received $3,000 and $9,048, $148,768 and $598,146, and $5,678 and
$46,997, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended September 30, 2003 and the year ended June 30, 2003.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 21

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $13,736,574 and $5,123,120 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended September 30, 2003, were as follows:

                                                   Purchases            Sales
                                                 ============       ============
Investment securities (excluding
   U.S. government securities) ...........       $280,068,739      $288,049,773
U.S. government securities ...............        442,384,592       441,404,072

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures transactions) are as follows:

Cost ................................................           $ 1,201,047,576
                                                                ---------------
Gross unrealized appreciation .......................           $    91,645,174
Gross unrealized depreciation .......................                (3,524,706)
                                                                ---------------
Net unrealized appreciation .........................           $    88,120,468
                                                                ===============

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

3. Swap Agreements

The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for invest-


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 23

Notes to Financial Statements
--------------------------------------------------------------------------------

ment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of change in unrealized appreciation/depreciation of investments. Realized gains and losses from terminated swap contracts are included in net realized gain or loss on investment transactions.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the period ended September 30, 2003, the average amount of reverse repurchase agreements outstanding was $48,269,197 and the daily weighted average annualized interest rate was 1.10%.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the period ended September 30, 2003, the Portfolio had loaned securities with a value of $130,856,571 and received cash collateral of $135,094,224 which was invested in short-term securities as included in the accompanying portfolio of investments. For the period ended September 30, 2003 and the year ended June 30, 2003, the Portfolio earned fee income of $146,424 and $252,967, respectively, which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                     -------------------------------------------------
                                                         Shares
                                     -------------------------------------------------
                                     July 1, 2003 to        Year Ended     Year Ended
                                       September 30,          June 30,       June 30,
                                             2003(a)              2003           2002
                                     ------------------------------------------------
Class A
Shares sold                                2,299,751        14,552,214     17,526,462
-------------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                463,442         2,138,633      2,351,837
-------------------------------------------------------------------------------------
Shares converted from Class B              1,013,392         5,513,902      2,816,769
-------------------------------------------------------------------------------------
Shares redeemed                           (5,282,724)      (24,652,867)   (17,165,859)
-------------------------------------------------------------------------------------
Net increase (decrease)                   (1,506,139)       (2,448,118)     5,529,209
=====================================================================================

Class B
Shares sold                                1,125,168         6,602,364     14,019,337
-------------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                272,119         1,355,293      1,812,162
-------------------------------------------------------------------------------------
Shares converted to Class A               (1,012,515)       (5,511,083)    (2,817,044)
-------------------------------------------------------------------------------------
Shares redeemed                           (3,089,416)      (10,500,542)   (11,640,615)
-------------------------------------------------------------------------------------
Net increase (decrease)                   (2,704,644)       (8,053,968)     1,373,840
=====================================================================================

(a)   The Portfolio changed its fiscal year end from June 30 to September 30.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 25

Notes to Financial Statements
--------------------------------------------------------------------------------

                                     -------------------------------------------------
                                                         Shares
                                     -------------------------------------------------
                                     July 1, 2003 to        Year Ended     Year Ended
                                       September 30,          June 30,       June 30,
                                             2003(a)              2003           2002
-------------------------------------------------------------------------------------
Class C
Shares sold                                  610,572         3,130,196      6,102,894
-------------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 98,457           476,779        671,626
-------------------------------------------------------------------------------------
Shares redeemed                           (1,512,151)       (6,386,613)    (5,056,101)
-------------------------------------------------------------------------------------
Net increase (decrease)                     (803,122)       (2,779,638)     1,718,419
=====================================================================================


                                     July 1, 2003 to   August 8, 2002(b)
                                       September 30,         to June 30,
                                             2003(a)                2003
                                    ------------------------------------
Advisor Class
Shares sold                                   54,241             424,628
------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                  3,354               5,258
------------------------------------------------------------------------
Shares redeemed                               (7,816)           (238,961)
------------------------------------------------------------------------
Net increase                                  49,779             190,925
========================================================================

(a)   The Portfolio changed its fiscal year end from June 30 to September 30.

(b)   Commencement of distributions.

                                      ----------------------------------------------------
                                                             Amount
                                      ----------------------------------------------------
                                      July 1, 2003 to          Year Ended       Year Ended
                                        September 30,            June 30,         June 30,
                                              2003(a)                2003             2002
------------------------------------------------------------------------------------------
Class A
Shares sold                            $   26,935,735       $ 185,571,781    $ 211,137,765
------------------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                5,434,050          23,617,128       28,093,903
------------------------------------------------------------------------------------------
Shares converted from Class B              11,838,281          36,289,286       33,551,898
------------------------------------------------------------------------------------------
Shares redeemed                           (61,727,603)       (271,702,238)    (205,172,093)
------------------------------------------------------------------------------------------
Net increase (decrease)                $  (17,519,537)      $ (26,224,043)   $  67,611,473
==========================================================================================

Class B
Shares sold                            $   13,146,628       $  73,365,336    $ 169,590,699
------------------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions               3,188,136          14,932,280       21,677,353
------------------------------------------------------------------------------------------
Shares converted to Class A               (11,838,281)        (36,289,286)     (33,551,898)
------------------------------------------------------------------------------------------
Shares redeemed                           (35,980,527)       (139,384,003)    (138,718,474)
------------------------------------------------------------------------------------------
Net increase (decrease)                $  (31,484,044)      $ (87,375,673)   $  18,997,680
==========================================================================================

(a)   The Portfolio changed its fiscal year end from June 30 to September 30.


--------------------------------------------------------------------------------
26 o  ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                      ----------------------------------------------------
                                                             Amount
                                      ----------------------------------------------------
                                      July 1, 2003 to          Year Ended       Year Ended
                                        September 30,            June 30,         June 30,
                                              2003(a)                2003             2002
------------------------------------------------------------------------------------------
Class C
Shares sold                             $   7,136,477       $  34,950,768    $  73,519,678
------------------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions               1,154,551           5,255,130        8,042,057
------------------------------------------------------------------------------------------
Shares redeemed                           (17,610,706)        (69,528,339)     (60,313,829)
------------------------------------------------------------------------------------------
Net increase (decrease)                 $  (9,319,678)      $ (29,322,441)   $  21,247,906
==========================================================================================



                                      July 1, 2003 to   August 8, 2002(b)
                                        September 30,         to June 30,
                                              2003(a)                2003
--------------------------------------------------------------------------
Advisor Class
Shares sold                             $     634,690       $   4,825,230
--------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                  39,366              60,857
--------------------------------------------------------------------------
Shares redeemed                               (92,047)         (2,743,431)
--------------------------------------------------------------------------
Net increase                            $     582,009       $   2,142,656
==========================================================================

(a)   The Portfolio changed its fiscal year end from June 30 to September 30.

(b)   Commencement of distributions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended September 30, 2003.

NOTE H

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 27

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended September 30, 2003, and the fiscal years ended June 30, 2003 and June 30, 2002 were as follows:

                                      September 30,     June 30,        June 30,
                                          2003            2003            2002
                                      =============   =============   =============
Distributions paid from:
   Ordinary income ................   $  16,023,413   $  72,565,848   $  94,986,020
                                      -------------   -------------   -------------
   Total taxable distributions ....      16,023,413      72,565,848      94,986,020
   Tax return of capital ..........              -0-      2,529,000       4,267,358
                                      -------------   -------------   -------------
Total distributions paid ..........   $  16,023,413   $  75,094,848   $  99,253,378(a)
                                      -------------   -------------   -------------

As of September 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...........................         $     307,806
Accumulated capital and other losses ....................          (364,399,265)
Unrealized appreciation/(depreciation) ..................            88,120,468
                                                                  -------------
Total accumulated earnings/(deficit) ....................         $(275,970,991)
                                                                  =============

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On September 30, 2003, the Fund had a net capital loss carryforward of $364,399,265 of which $123,146,537 expires in the year 2007, $54,554,000 expires in the year 2008, $52,066,319 expires in the year 2009, and $134,632,409 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $14,835,029.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, is currently under investigation by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that Alliance Capital provide information


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

to them. Alliance Capital has been cooperating with all of these authorities and has been conducting its own internal investigation into these matters. In addition, Alliance Capital's Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Between October 3 and November 13, 2003, twenty-one additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

Through November 14, 2003, Alliance Capital's internal investigation has revealed that Alliance Capital maintained relationships with certain investors who were permitted to engage in market timing trades in certain AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees ("Market Timing Relationships"). Alliance Capital believes that these Market Timing Relationships created conflicts of interest and that certain of the trades made pursuant to these relationships had an adverse effect on some shareholders of the AllianceBernstein Mutual Funds. These matters are the subject of the ongoing internal investigation by Alliance Capital.

As a result of Alliance Capital's involvement in market timing or for other reasons, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 29

Notes to Financial Statements
--------------------------------------------------------------------------------

have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Any resolution of Alliance Capital's involvement in market timing and the related SEC and NYAG investigations and private lawsuits is likely to include, but not be limited to, sanctions, penalties, appropriate restitution to mutual fund shareholders and structural changes in the governance of Alliance Capital's mutual fund business. Alliance Capital is committed to full restitution of the adverse effects that inappropriate market timing transactions allowed by Alliance Capital had on the shareholders of the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                            Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------------------
                                                                    Class A
                                  --------------------------------------------------------------------------------
                                  July 1, 2003
                                            to                             Year Ended June 30,
                                 September 30,        ------------------------------------------------------------
                                       2003(a)            2003         2002(b)      2001         2000         1999
                                  --------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $      12.03        $  10.70     $  12.29     $  11.91     $  12.49     $  14.19
                                  --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c) ......            .18             .77          .94          .97         1.04         1.06
Net realized and unrealized
  gain (loss) on investment
  transactions ................           (.06)           1.35        (1.55)         .42         (.55)       (1.64)
                                  --------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from
  operations ..................            .12            2.12         (.61)        1.39          .49         (.58)
                                  --------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.18)           (.76)        (.94)        (.97)       (1.04)       (1.07)
Distributions in excess of
  net investment income .......             -0-             -0-          -0-        (.01)          -0-        (.01)
Tax return of capital .........             -0-           (.03)        (.04)        (.03)        (.03)        (.04)
                                  --------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.18)           (.79)        (.98)       (1.01)       (1.07)       (1.12)
                                  --------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $      11.97        $  12.03     $  10.70     $  12.29     $  11.91     $  12.49
                                  ================================================================================
Total Return
Total investment return based
  on net asset value(d) .......           1.06%          20.75%       (5.51)%      12.03%        4.11%       (4.08)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    535,318        $555,979     $520,984     $530,446     $473,578     $476,141
Ratio to average net assets of:
  Expenses ....................           1.20%(e)        1.16%        1.12%        1.31%        1.12%        1.11%
  Expenses, excluding
    interest expense ..........           1.15%(e)        1.13%        1.09%        1.09%        1.11%        1.11%
  Net investment income .......           6.18%(e)        6.96%        7.79%        7.95%        8.51%        8.13%
Portfolio turnover rate .......             65%            171%         276%         340%         302%         281%

See footnote summary on page 34.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 31

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------
                                                                        Class B
                                  ----------------------------------------------------------------------------------
                                  July 1, 2003
                                            to                             Year Ended June 30,
                                 September 30,        --------------------------------------------------------------
                                       2003(a)            2003           2002(b)      2001         2000         1999
                                  ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $      12.02        $  10.70       $  12.30     $  11.92     $  12.49     $  14.19
                                  ----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c) ......            .16             .69            .85          .88          .95          .97
Net realized and unrealized
  gain (loss) on investment
  transactions ................           (.06)           1.35          (1.55)         .42         (.54)       (1.64)
                                  ----------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .            .10            2.04           (.70)        1.30          .41         (.67)
                                  ----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.16)           (.70)          (.85)        (.88)        (.95)        (.98)
Distributions in excess of
  net investment income .......             -0-             -0-          (.01)        (.01)          -0-        (.01)
Tax return of capital .........             -0-           (.02)          (.04)        (.03)        (.03)        (.04)
                                  ----------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.16)           (.72)          (.90)        (.92)        (.98)       (1.03)
                                  ----------------------------------------------------------------------------------
Net asset value, end of period    $      11.96        $  12.02       $  10.70     $  12.30     $  11.92     $  12.49
                                  ==================================================================================
Total Return
Total investment return based
  on net asset value(d)  ......            .88%          19.85%         (6.23)%      11.24%        3.39%       (4.77)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    383,763        $418,095       $458,394     $509,953     $477,259     $630,631
Ratio to average net assets of:
  Expenses ....................           1.92%(e)        1.88%          1.83%        2.03%        1.83%        1.82%
  Expenses, excluding
    interest expense ..........           1.87%(e)        1.85%          1.80%        1.81%        1.83%        1.82%
  Net investment income .......           5.48%(e)        6.27%          7.05%        7.18%        7.77%        7.41%
Portfolio turnover rate .......             65%            171%           276%         340%         302%         281%

See footnote summary on page 34.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------------------
                                                                     Class C
                                  --------------------------------------------------------------------------------
                                  July 1, 2003
                                            to                          Year Ended June 30,
                                 September 30,        ------------------------------------------------------------
                                       2003(a)            2003         2002(b)      2001         2000         1999
                                  --------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $      12.02        $  10.70     $  12.30     $  11.91     $  12.49     $  14.19
                                  --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c) ......            .16             .69          .85          .89          .94          .97
Net realized and unrealized
  gain (loss) on investment
  transactions ................           (.06)           1.35        (1.55)         .42         (.54)       (1.64)
                                  --------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .            .10            2.04         (.70)        1.31          .40         (.67)
                                  --------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.16)           (.70)        (.85)        (.89)        (.95)        (.98)
Distributions in excess of
  net investment income .......             -0-             -0-        (.01)          -0-          -0-        (.01)
Tax return of capital .........             -0-           (.02)        (.04)        (.03)        (.03)        (.04)
                                  --------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.16)           (.72)        (.90)        (.92)        (.98)       (1.03)
                                  --------------------------------------------------------------------------------
Net asset value, end of period    $      11.96        $  12.02     $  10.70     $  12.30     $  11.91     $  12.49
                                  ================================================================================
Total Return
Total investment return based
  on net asset value(d)  ......            .88%          19.85%       (6.23)%      11.33%        3.30%       (4.77)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    157,719        $168,123     $179,418     $185,022     $176,814     $204,271
Ratio to average net assets of:
  Expenses ....................           1.91%(e)        1.87%        1.82%        2.03%        1.83%        1.81%
  Expenses, excluding
    interest expense ..........           1.86%(e)        1.84%        1.79%        1.81%        1.82%        1.81%
  Net investment income .......           5.49%(e)        6.28%        7.07%        7.22%        7.75%        7.37%
Portfolio turnover rate .......             65%            171%         276%         340%         302%         281%

See footnote summary on page 34.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 33

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    ----------------------------
                                                                            Advisor Class
                                                                    ----------------------------
                                                                    July 1, 2003       August 8,
                                                                             to,      2002(f) to
                                                                   September 30,        June 30,
                                                                         2003(a)            2003
                                                                    ----------------------------
Net asset value, beginning of period .............................       $ 12.03         $ 10.21
                                                                    ----------------------------
Income From Investment Operations
Net investment income(c) .........................................           .19             .69
Net realized and unrealized gain (loss) on investment transactions          (.05)           1.85
                                                                    ----------------------------
Net increase in net asset value from operations ..................           .14            2.54
                                                                    ----------------------------
Less: Dividends and Distributions
Dividends from net investment income .............................          (.19)           (.70)
Tax return of capital ............................................            -0-           (.02)
                                                                    ----------------------------
Total dividends and distributions ................................          (.19)           (.72)
                                                                    ----------------------------
Net asset value, end of period ...................................       $ 11.98         $ 12.03
                                                                    ============================
Total Return
Total investment return based on net asset value(d)  .............          1.22%          25.70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................       $ 2,883         $ 2,298
Ratio to average net assets of:
  Expenses(e) ....................................................           .91%            .88%
  Expenses, excluding interest expense(e) ........................           .86%            .85%
  Net investment income(e) .......................................          6.51%           6.90%
Portfolio turnover rate ..........................................            65%            171%

(a)   The Portfolio changed its fiscal year end from June 30 to September 30.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                               Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors of AllianceBernstein
Bond Fund, Inc.
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Corporate Bond Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of September 30, 2003, and the related statement of operations for the period from July 1, 2003 to September 30, 2003 and for the year ended June 30, 2003, the statement of changes in net assets for the period from July 1, 2003 to September 30, 2003 and for each of the two years in the period ended June 30, 2003 and the financial highlights for the period from July 1, 2003 to September 30, 2003 and for each of the five years in the period ended June 30, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corporate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at September 30, 2003, the results of its operations for the period from July 1, 2003 to September 30, 2003 and for the year ended June 30, 2003, the changes in its net assets for the period from July 1, 2003 to September 30, 2003 and for each of the two years in the period ended June 30, 2003 and the financial highlights for the period from July 1, 2003 to September 30, 2003 and for each of the five years in the period ended June 30, 2003, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 14, 2003


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 35

Tax Information
--------------------------------------------------------------------------------

TAX INFORMATION
(unaudited)

For the fiscal year ended September 30, 2003 certain dividends paid by the Portfolio may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designates a maximum amount of $1,366,004 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                              Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Matthew D.W. Bloom, Vice President
Paul J. DeNoon, Vice President
S. Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Lawrence J. Shaw(2), Vice President
Michael A. Snyder(2), Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

(2) Messrs. Shaw and Snyder are the persons primarily responsible for the day-to-day management of the Portfolio's investment portfolio.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 37

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS
                                                                              IN FUND       OTHER
 NAME, AGE OF DIRECTOR,                        PRINCIPAL                      COMPLEX     DIRECTORSHIP
        ADDRESS                               OCCUPATION(S)                 OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                 DIRECTOR     DIRECTOR
---------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+, 71       Investment Adviser and an                     113          None
2 Sound View Drive                 independent consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
(5)                                investment adviser, with which
Chairman of the Board              he had been associated since
                                   prior to 1998. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State
                                   of New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block,#+, 73                  Formerly Executive Vice President              96           None
500 SE Mizner Blvd                 and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society
(15)                               of the United States; Chairman and
                                   Chief Executive Officer of Evlico;
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial
                                   Group, and Donaldson Lufkin &
                                   Jenrette Securities Corporation;
                                   former Governor at Large National
                                   Association of Securities Dealers,
                                   Inc.

David H. Dievler,#+, 74            Independent consultant. Until                 100          None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
(15)                               Management Corporation ("ACMC")
                                   responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was
                                   Chief Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was Senior Manager
                                   at Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.

John Dobkin, #+, 61                Consultant. Formerly President                 98         None
P.O. Box 12                        of Save Venice, Inc. from 2001-
Annandale, NY 12504                2002, Senior Advisor from June
(5)                                1999 - June 2000 and President
                                   of Historic Hudson Valley (historic
                                   preservation) from December 1989-
                                   May 1999. Previously, Director
                                   of the National Academy of Design.
                                   During 1988-92, he was Director
                                   and Chairman of the Audit Committee
                                   of ACMC.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                          Management of the Fund
--------------------------------------------------------------------------------

                                                                              PORTFOLIOS
                                                                                IN FUND       OTHER
 NAME, AGE OF DIRECTOR,                        PRINCIPAL                        COMPLEX     DIRECTORSHIP
        ADDRESS                               OCCUPATION(S)                   OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR      DIRECTOR
---------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,#+, 64             Senior Counsel of the law firm of             97      Placer Dome,
15 St. Bernard's Road                 Cahill Gordon & Reindel since                             Inc.
Gladstone, NJ 07934                   February 2001 and a partner of
(15)                                  that firm for more than twenty-five
                                      years prior thereto. He is President
                                      and Chief Executive Officer of Wenonah
                                      Development Company (investments)
                                      and a Director of the Placer Dome,
                                      Inc. (mining).

Donald J. Robinson,#+, 69             Senior Counsel to the law firm of             96      None
98 Hell's Peak Road                   Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                      since prior to 1998. Formerly a senior
(6)                                   partner and a member of the Executive
                                      Committee of that firm. He was also a
                                      member and Chairman of the Municipal
                                      Securities Rulemaking Board and a
                                      Trustee of the Museum of the City of
                                      New York.

INTERESTED DIRECTOR

Marc O. Mayer++, 46                   Executive Vice President of ACMC              68      None
1345 Avenue of the Americas           since 2001; prior thereto, Chief
New York, NY 10105                    Executive Officer of Sanford C.
(1 month)                             Bernstein & Co., LLC and its
                                      predecessor since prior to 1998.

*     There is no stated term of office for the Fund's directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 39

Management of the Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is set forth below.

                                     PRINCIPAL
      NAME,                          POSITION(S)                    PRINCIPAL OCCUPATION
ADDRESS*, AND AGE                  HELD WITH FUND                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                 President                  See biography above.

Kathleen A. Corbet, 43            Senior Vice President      Executive Vice President of Alliance
                                                             Capital Management Corporation
                                                             (ACMC)**, with which she has been
                                                             associated since prior to 1998.

Matthew D.W. Bloom, 47            Vice President             Senior Vice President ACMC**, with
                                                             which he has been associated since
                                                             prior to 1998.

Paul J. DeNoon, 41                Vice President             Senior Vice President of ACMC**, with
                                                             which he has been associated since
                                                             prior to 1998.

S. Sean Kelleher, 42              Vice President             Senior Vice President of ACMC** since
                                                             1999; prior thereto worked in fixed
                                                             income research at Merrill Lynch since
                                                             prior to 1998.

Jeffrey S. Phlegar, 37            Vice President             Vice President of ACMC**, with which
                                                             he has been associated since prior to
                                                             1998.

Lawrence J. Shaw, 52              Vice President             Senior Vice President of ACMC, **with
                                                             which he has been associated since
                                                             prior to 1998.

Michael A. Snyder, 41             Vice President             Senior Vice President of ACMC** since
                                                             May, 2001. Previously he was a
                                                             Managing Director in the high yield
                                                             asset management group at
                                                             Donaldson, Lufkin & Jenrette
                                                             Corporation from 1998 to 2001, and a
                                                             Managing Director at Bear Stearns &
                                                             Co. from 1997 to 1998. Prior thereto,
                                                             he was a Senior Vice President at
                                                             Prudential Capital since prior to 1998.

--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

                                                          Management of the Fund
--------------------------------------------------------------------------------

                                  PRINCIPAL
      NAME,                       POSITION(S)                        PRINCIPAL OCCUPATION
ADDRESS*, AND AGE               HELD WITH FUND                       DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Mark D. Gersten, 53           Treasurer and Chief            Senior Vice President of Alliance Global
                              Financial Officer              Investor Services, Inc. ("AGIS")** and
                                                             Vice President of AllianceBernstein
                                                             Investment Research and
                                                             Management, Inc. ("ABIRM")**, with
                                                             which he has been associated since
                                                             prior to 1998.

Vincent S. Noto, 39           Controller                     Vice President of AGIS**, with which he
                                                             has been associated since prior to
                                                             1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ABIRM and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 41

AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------------------------------------
  Wealth Strategies Funds
--------------------------------------------------------------------------------
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

--------------------------------------------------------------------------------
  Blended Style Series
--------------------------------------------------------------------------------
  U.S. Large Cap Portfolio

--------------------------------------------------------------------------------
  Growth Funds
--------------------------------------------------------------------------------

  Domestic

  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund+
  Technology Fund

  Global & International

  All-Asia Investment Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series

  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

--------------------------------------------------------------------------------
  Value Funds
--------------------------------------------------------------------------------

  Domestic

  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund

  Global & International

  Global Value Fund
  International Value Fund

--------------------------------------------------------------------------------
  Taxable Bond Funds
--------------------------------------------------------------------------------
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

--------------------------------------------------------------------------------
  Municipal Bond Funds
--------------------------------------------------------------------------------
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

--------------------------------------------------------------------------------
  Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------
  Intermediate California
  Intermediate Diversified
  Intermediate New York

--------------------------------------------------------------------------------
  Closed-End Funds
--------------------------------------------------------------------------------
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II

We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*     Formerly Growth Investors Fund.

**    Formerly Conservative Investors Fund.

+     Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

NOTES


--------------------------------------------------------------------------------
                       ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 43

NOTES


--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

CBPAR0903

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
10 (a) (1)     Code of ethics that is subject to the disclosure of Item 2 hereof

10 (b) (1)     Certification of Principal Executive Officer Pursuant to Section
               302 of the Sarbanes-Oxley Act of 2002

10 (b) (2)     Certification of Principal Financial Officer Pursuant to Section
               302 of the Sarbanes-Oxley Act of 2002

10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:     /s/ Marc O. Mayer
        -----------------------------------
        Marc O. Mayer
        President

Date:   November 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -------------------------------
        Marc O. Mayer
        President

Date:   November 25, 2003

By:     /s/Mark D. Gersten
        ------------------------------
        Mark D. Gersten
        Treasurer and Chief Financial Officer

Date:   November 25, 2003